SCHEDULE 14A

(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Group® Adviser Funds
Delaware Group Equity Funds IV
Delaware Group Global and International Funds
Voyageur Mutual Funds III
Delaware Pooled Trust
Delaware VIP Trust
Delaware Group Foundation Funds®
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Delaware Funds Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).
May I please speak with (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)

I am calling on behalf of a current investment with Delaware Investments.
I wanted to confirm that you have received the proxy material for the shareholders meeting scheduled for May 16, 2014.

Have you received the information?
(Pause for response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone. The proposal is to Approve a Sub-Advisory Agreement between Delaware Management Company, the Fund’s investment adviser and Jackson Square Partners, LLC.

The Trustees Recommend that you vote  “In Favor” of the proposal.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone. The proposal is to Approve a Sub-Advisory Agreement between Delaware Management Company, the Fund’s investment adviser and Jackson Square Partners, LLC.

The Trustees Recommend that you vote  “In Favor” of the proposal.

How would you like to vote?
(Pause For Response)
(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with Delaware Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)
[Missing Graphic Reference]
*Confirmation – I am recording your (Recap Voting Instructions).
 For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

FOR INTERNAL DISTRIBUTION ONLY	Updated 1-1-14

Delaware Funds Level I Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Thank you.  You will receive written confirmation of your voting instructions within 3 to 5 business days.  Once you receive your confirmation, if you have any questions, feel free to contact us at the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 1-1-14